                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

            We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (333-33137) of our report dated August 23, 1996, except as to the stock split described in Note 1 which is as of August 5, 1997, relating to the financial statements of Globecomm Systems Inc., which appears on page F-2 of this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP
New York, New York
September 28, 1998